METWOOD, INC.
                    (Formerly EMC Energies, Inc.)

                 U. S. Securities and Exchange Commission
                        Washington, D. C. 20549

                               FORM 8-K

         CURRENT REPORT UNDER SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported)
                         July 21, 2000


                    Commission File No. 0-05391

                           METWOOD, INC.
          (Name of Small Business Issuer in its Charter)

              NEVADA                         83-0210365
   (State or Other Jurisdiction of     (I.R.S. Employer I.D. No.)
    incorporation or organization)

                          819 Naff Road
                     Boones Mill, VA 24065
            (Address of Principal Executive Offices)

            Issuer's Telephone Number: (540)334-4294

                       EMC Energies, Inc.
               4685 South Highland Dr., Suite 202
                    Salt Lake City, UT 84117
     (Former Name or Former Address if Changed Since Last Report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
(1)  Yes  X       No              (2) Yes   X      No
         ----        ----                 ----        ----


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     None; not applicable

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     None; not applicable

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

     None; not applicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None; not applicable

ITEM 5.   OTHER EVENTS

     On July 21, 2000, through a majority shareholder vote, EMC Energies, Inc. changed its name to Metwood, Inc. The Company also effected a reverse split of its common stock on a 1 for 20 basis. No shareholder of record was reversed below 100 shares; shareholders with less than 100 shares prior to the reverse were not affected by the reverse split. The reverse split was effective July 31, 2000.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     None; not applicable

ITEM 7.   FINANCIAL STATEMENTS

     Consolidated Financial Statements for Metwood, Inc. for the year ended June 30, 2000 are included, following the signature page, with this 8-K as required by Regulation S-X of the Securities Exchange Act of 1934 pursuant to the Agreement and Plan of Reorganization between EMC Energies, Inc. and Metwood, Inc. dated June 30, 2000.

ITEM 8.   CHANGE IN FISCAL YEAR

     None; not applicable

EXHIBITS AND REPORTS ON FORM 8-K

Exhibit Number           Description
--------------           -----------
EX-3.(i)            Articles of Amendment
EX-2                Agreement and Plan of Reorganization


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                         Metwood, Inc.

Date: August 10, 2000    By /s/ Jennifer Ngo
                         President and Director



                                --------
                           CONSOLIDATED AUDITED
                           FINANCIAL STATEMENTS

                             Metwood, Inc.

                              June 30, 2000
                                --------



                    Michael J. Bongiovanni, P.A., C.P.A.
                       Certified Public Accountants


                           CONTENTS
======================================================================
INDEPENDENT AUDITOR'S REPORT......................................  1

CONSOLIDATED BALANCE SHEET
  ASSETS, LIABILITIES AND STOCKHOLDERS' EQUITY...................   2

CONSOLIDATED INCOME STATEMENTS ................................   3-4

CONSOLIDATED STATEMENT OF STOCKHOLDERS'
  EQUITY (DEFICIT)   ............................................   5

CONSOLIDATED STATEMENTS OF CASH FLOWS............................ 6-7

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS....................   8-14
======================================================================



Michael J. Bongiovanni, P.A., C.P.A.
                                                19425-G Liverpool Parkway
                                          Cornelius, North Carolina 28031

Business:      (704) 892-8733
Facsimile:    (704) 948-6677
Email: mikebongiovanni@msn.com

To the Board of Directors
Metwood, Inc.
819 Naff Road
Boones Mill, Virginia 24065

We have audited the accompanying consolidated balance sheet of Metwood, Inc. as of June 30, 2000 and the related consolidated statements of income, stockholders' equity (deficit), and cash flows for the years ended June 30, 2000 and June 30, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Metwood, Inc. as of June 30, 2000, and the consolidated results of its operations and its cash flows for the years ended June 30, 2000 and June 30, 1999 in conformity with generally accepted accounting principles.

/s/ Michael J Bongiovanni, PA


July 30, 2000


                              METWOOD, INC.
                        Consolidated Balance Sheet
                              June 30, 2000
==========================================================================
ASSETS

CURRENT ASSETS
  Cash and Cash Equivalents   Note C      $     91,598
  Accounts Receivable                          104,171
  Inventory                                     84,741
  Accrued Interest Receivable   Note E           4,500
                                               -------
       TOTAL CURRENT ASSETS                    285,010
                                               -------
FIXED ASSETS
  Land   Note G                                 88,000
  Buildings and Improvements   Note G          309,056
Machinery and Equipment                        193,685
Accumulated Depreciation                       (83,032)
                                               -------
    Net Fixed Assets                           507,709
                                               -------
OTHER ASSETS
  Notes Receivable from Stockholders   Note E  300,000
  Deposits                                       8,250
                                               -------
                      TOTAL ASSETS        $  1,100,969
                                           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts Payable and Accrued Expenses   $     87,553
                                               -------
       TOTAL CURRENT LIABILITIES                87,553
                                               -------
COMMITMENT   NOTES F, H

STOCKHOLDERS' EQUITY   NOTE G
  Common Stock ($.001 par value, 100,000,000
   common shares authorized; 8,153,499
   issued and outstanding)                       8,153
  Common Stock Subscribed but not yet Delivered
($.001 par value, 3,200,000 shares)              3,200
  Additional Paid in Capital                 1,015,797
  Retained Deficit                             (13,734)
                                             ---------
      TOTAL STOCKHOLDERS' EQUITY             1,013,416
                                             ---------
       TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY               $  1,100,969
                                             =========

See notes to consolidated audited financial statements and auditors' report


                       METWOOD, INC.
                 Consolidated Income Statements
       For the Years Ended June 30, 2000 and June 30, 1999
 ========================================================================
                                        1999            2000
REVENUE AND COST OF SALES               ----            ----

  Sales                              $ 1,027,920    $ 1,626,637
  Cost of Sales                         (613,278)      (914,415)
                                       ---------      ---------
  GROSS PROFIT                           414,642        712,222
                                       ---------      ---------
OPERATING EXPENSES   NOTE E

  Professional Fees                  $    16,872    $    55,496
  Salaries                               113,796        231,526
  Insurance                               14,504         24,334
  Rent                                    17,400         20,800
  Telephone                                8,755         12,424
  Utilities                                2,005          2,739
  Repairs and Maintenance                  2,024         37,723
  Depreciation                            10,880         29,510
  Supplies                                36,861         78,829
  Advertising                             22,074         41,416
  Vehicle Expense                          3,483          6,262
  Taxes and Licenses                      18,102         61,639
  Commissions                                -           35,956
  Uniforms                                 1,748          3,553
  Other                                       56          1,439
                                         -------        -------
       TOTAL EXPENSES                    268,560        643,646
                                         -------        -------
       NET INCOME FROM
CONTINUING OPERATIONS               $    146,082    $    68,576

OTHER INCOME AND EXPENSE

Interest Expense   Notes D, F            (15,580)           -
Interest Income                              -            8,132
                                         -------        -------
NET INCOME                          $    130,502    $    76,708
                                         =======        =======

                                        1999           2000
                                        ----           ----
NET INCOME PER COMMON SHARE
       BASIC & FULLY DILUTED         $  .019        $  .010
                                     =======        =======

  WEIGHTED AVERAGE COMMON
       SHARES OUTSTANDING          6,802,466        7,445,279
                                   =========        =========



See notes to consolidated audited financial statements and auditors' report


                          METWOOD, INC.
  Consolidated Statement Of Stockholders' Equity (Deficit)
       For the Years Ended June 30, 2000 and June 30, 1999
========================================================================

                                Common    Common    Additional     Retained
                                Shares    Stock     Paid-in        Earnings
                                (000's)     $       Capital        (Deficit)
                                ------    ------    ----------     ---------
Balances, June 30, 1998         6,800     $ 6,800   $   -0-        $ (89,844)

Issuance of common stock
- Note G                           60     $    60   $ 59,940           -

Net income for year                 -           -          -       $ 130,502
                                -----      ------    -------        --------
Balances, June 30, 1999         6,860     $ 6,860   $ 59,940       $  40,658

Issuance of common stock
- Note G                          940     $   940   $939,060           -

Distributions to stockholders
  Note E                            -           -          -       $(131,100)

Retroactive restatement
(recapitalization) of equity
due to reverse acquisition
of public shell, and related
splits  Note A                  2,553     $ 2,553   $ (2,553)         -

Issuance of common stock for
services rendered   Note G      1,000     $ 1,000   $ 19,350          -

Net income for year                 -           -          -       $  76,708
                                -----      ------    ---------      --------
Balances, June 30, 2000        11,353     $11,353   $1,015,797     $ (13,734)
                               ======      ======    =========      ========

See notes to consolidated audited financial statements and auditor's report


                      METWOOD, INC.
            Consolidated Statements Of Cash Flows
       For the Years Ended June 30, 2000 and June 30, 1999
=========================================================================
                                                  1999           2000
CASH FLOWS FROM OPERATING ACTIVITIES:             ----           ----
  Net income                                   $ 130,502      $  76,708
  Adjustments to reconcile net income to net
  cash provided by operating activities:
  Depreciation                                    10,880         29,510
  Interest                                         8,834              -
  Services exchanged for stock   Note G                -         35,000
(Increase) decrease in operating assets:
   Accounts receivable                           (53,253)        12,528
   Inventory                                     (24,858)        (5,943)
   Accrued interest receivable   Note E                -         (4,500)
   Other current assets                           (1,273)         1,638
Increase in operating liabilities:
     Accounts payable and accrued expenses        48,704         35,535
                                                 -------         ------
  NET CASH PROVIDED BY
       OPERATING ACTIVITIES                      119,536        180,476
                                                 -------        -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid for deposit                                  -         (8,250)
Expenditures for fixed assets                    (22,963)      (397,634)
                                                 -------        -------
       NET CASH USED IN
       INVESTING ACTIVITIES                      (22,963)      (405,884)
                                                 -------        -------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock
    Note G                                      $ 60,000      $ 815,000
Incurrence of notes receivable from
  stockholders   Note E                                -       (300,000)
Repayment of stockholders loans payable
    Note D                                       (13,412)      (156,892)
Distributions to stockholders                          -       (131,100)
Repayment of bank line of credit   Note F        (58,120)             -
                                                 -------        -------
  NET CASH PROVIDED BY (USED
  IN) FINANCING ACTIVITIES                       (11,532)       227,008
                                                 -------        -------

       NET INCREASE IN CASH
       AND CASH EQUIVALENTS                     $ 85,041       $  1,600
                                                  ------         ------
Cash and cash equivalents,
  beginning of period                           $  4,957       $ 89,998
                                                  ------         ------
       CASH AND CASH EQUIVALENTS,
       END OF PERIOD                            $ 89,998       $ 91,598
                                                 =======        =======


SUPPLEMENTAL NON-CASH INVESTING AND
FINANCING ACTIVITIES:

Issuance of common stock for purchase of
buildings and land   Note G                     $      -       $100,000
                                                =========      ========
Issuance of common stock for services
received   Note G                               $      -       $ 25,000
                                                =========      ========
Issuance of common stock for legal
services received                               $      -       $ 10,000
                                                =========      ========


See notes to consolidated audited financial statements and auditors' report


                           METWOOD, INC.
            Consolidated Notes To Financial Statements
         For the Years Ended June 30, 2000 and June 30, 1999

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity - Metwood, Inc. (the Company) was organized under the laws of the State of Virginia on April 7, 1993.

Effective June 30, 2000, the Company entered an Agreement and Plan of Reorganization to acquire the majority of the outstanding common stock of a publicly held shell corporation. The acquisition resulted in a tax-free exchange for federal and state income tax purposes. Upon acquisition, the name of the shell corporation changed to Metwood, Inc. (a Nevada corporation). Metwood, Inc. (a Virginia corporation) became a wholly owned subsidiary of Metwood, Inc. (a Nevada corporation). The transaction is accounted for as a reverse merger in accordance with Accounting Principles Board Opinion No. 16 wherein the stockholders of Metwood, Inc. (a Virginia corporation) retained the majority of the outstanding common stock of the Company after the merger. The publicly traded shell corporation did not have a material operating history over the past several years.

The Company provides construction related products and services primarily to home building customers located principally in and around the Roanoke, Virginia area.

Basis of Presentation   The financial statements included herein include the
accounts of the Metwood, Inc. on a consolidated basis, prepared under the accrual basis of accounting.

Accounts Receivable - Accounts receivable are charged to bad debt expense as they are deemed uncollectible based upon a periodic review of the accounts. No bad debt expense for the years ended June 30, 2000 and June 30, 1999 was recorded. At June 30, 2000, no allowance for doubtful accounts was deemed necessary.

Credit is extended to customers based on an evaluation of their financial condition, and collateral is not required. The Company performs ongoing credit evaluations of its customers.

Fixed Assets   Fixed assets are recorded at cost and include expenditures that substantially increase the productive lives of the existing assets. Maintenance and repair costs are expensed as incurred. Depreciation is provided using the straight-line method. Depreciation of fixed assets is calculated over the management prescribed recovery periods that range from 5 to 31 years.

When a fixed asset is disposed of, its cost and related accumulated depreciation are removed from the accounts. The difference between undepreciated cost and proceeds from disposition is recorded as a gain or loss.


Long-Lived Assets - In accordance with Financial Accounting Standards Board Statement of Financial Accounting Standard No.121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", the carrying value of intangible assets and other long-lived assets is reviewed by management on a regular basis for the existence of facts or circumstances, both internally and externally, that may suggest impairment. To date, no such impairment has been indicated. Should there be an impairment in the future, the Company will recognize the amount of the impairment based on discounted expected future cash flows from the impaired assets.

Cash and Cash Equivalents - For purposes of the Statements of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management's Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition - Revenue is recognized when goods are shipped and earned or when services are performed, provided collection of the resulting receivable is probable. If any material contingencies are present, revenue recognition is delayed until all material contingencies are eliminated. Further, no revenue is recognized unless collection of the applicable consideration is probable.

Income Taxes - The Company, with the consent of its stockholders, originally elected to be taxed under the sections of the federal and state income tax laws which provide that, in lieu of corporation income taxes, the stockholders separately accounted for their pro rata share of the Company's items of income, deductions, losses and credits. Therefore, these financial statements do not include any provision for corporate federal or state income taxes during such time.

Effective on June 30, 2000, the Company lost its small business "S" corporation election due to the reverse merger with an unrelated publicly traded company. See further explanation in this note above.

Since the loss of the Company's "S" corporation election, income taxes are subsequently provided for in accordance with Statement of Financial Accounting Standards No. 109 (SFAS No. 109), "Accounting for Income Taxes." A deferred tax asset or liability will be prospectively recorded for all temporary differences between financial and tax reporting and net operating loss-carryforwards.

Deferred tax assets could be reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, some portion, or the entire deferred tax asset will not be realized. Deferred tax assets and liabilities will be adjusted for the effect of changes in tax laws and rates on the date of enactment.

Net Income per Common Share   Net income per common share has been calculated
by divided the net income for the year presented by the weighted average number of common shares for the respective year.

Advertising Costs - Advertising costs are expensed as incurred. The Company does not incur any direct-response advertising costs. Advertising expense totaled $41,416 and $22,074 for the years ended June 30, 2000 and June 30, 1999, respectively.

Comprehensive Income (Loss) - The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income", which establishes standards for the reporting and display of comprehensive income and its components in the financial statements. There were no items of comprehensive income (loss) applicable to the Company during the years covered in the financial statements.

Inventory - Inventory, consisting of building parts and materials located in the vicinity of Roanoke, Virginia, is valued at the lower of cost or market using the first-in, first-out (FIFO) method.

Concentration of Credit Risk   At times during the year ended June 30, 2000,
the Company's cash on deposit with its bank exceeded federally insured limits. This presents a significant concentration of credit risk.

NOTE B - RECENT ACCOUNTING PRONOUNCEMENTS

In June of 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, which the Company has adopted. The Statement, as deferred by FASB No. 137, is effective for fiscal years beginning after June 15, 2000. It establishes standards for accounting and reporting for derivative instruments and hedging activities. Statement of Financial Accounting Standards No.133 and No. 137 do not currently impact the Company's financial statements as there are no derivative instrument holdings.

In March, 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) No. 98-1 "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", which establishes guidelines for the accounting for the costs of all computer software developed or obtained for internal use. The Company adopted this SOP but the adoption of the SOP did not have any impact on the Company's financial statements.

In April, 1998, the AICPA issued SOP 98-5, "Reporting on the Costs of Start-Up Activities". The SOP is effective for fiscal years beginning after December 15, 1998. The SOP requires costs of start-up activities and organization costs to be expensed as incurred. The Company has adopted SOP 98-5, however, the adoption of SOP 98-5 did not have a material impact on the Company's financial statements.

The FASB has issued SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," an amendment of FASB Statement No. 65, which the Company has not been required to adopt as of March 31, 2000. Statement No. 65, as amended by FASB Statements No. 115, "Accounting for Certain Investments in Debt and Equity Securities", and No. 125, "Accounting for Transfer and Servicing of Financial Assets and Extinguishments of Liabilities", require that after the securitization of a mortgage loan held for sale, an entity engaged in mortgage banking activities classify the resulting mortgage-backed security as a trading security. This statement further amends Statement No. 65 to require that after the securitization of mortgage banking activities classify the resulting mortgage-backed securities or other retained interests based on its ability and intent to sell or hold those investments. This Statement is effective for fiscal years after December 15, 1998 and does not have a material impact on the Company.

NOTE C   SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the years ended June 30, 2000 and June 30, 1999 are summarized as follows:

Cash paid during the years for interest and income taxes are as follows:

                                       1999           2000
                                      ------         ------
       Income Taxes                  $      -       $     -
       Interest                      $  6,746       $     -

NOTE D   STOCKHOLDERS LOANS PAYABLE

Stockholders loans payable at June 30, 1999 of $156,892 represented working capital debt financing received prior to June 30, 1997 from two of the Company's officers and stockholders. During the year ended June 30, 2000, the entire principal balance was fully repaid with interest at a rate of 9% per annum forgiven by the officers and stockholders.

NOTE E   RELATED PARTY TRANSACTIONS

The Company has contracted with a construction company related through common ownership whereby the Company utilizes the related party for construction related services. Total payments to the related party for the years ended June 30, 2000 and June 30, 1999 were $16,388 and $8,360, respectively. There are no amounts payable to the related party at June 30, 2000.

During the year ended June 30, 1999, the Company signed a promissory note with its majority stockholder and officer for unpaid S corporation distributions through the end of 1999. During the year ended June 30, 2000, the Company repaid $99,020 with interest at a rate of 9% per annum forgiven. Under the exact same terms, the Company repaid $32,080 to the remaining stockholders at such time during the year ended June 30, 2000.

Notes Receivable from Stockholders in the amount of $300,000 and related Accrued Interest Receivable in the accompanying Balance Sheet at June 30, 2000 consists of promissory notes dated March 29, 2000 with two of the Company's stockholders and officers. The notes bear interest at the rate of 6% per annum and mature with a balloon payment of principal due on March 29, 2005.

NOTE F   BANK CREDIT LINE

During the year ended June 30, 1999, the Company repaid an outstanding bank line of credit in the amount of $58,120 including interest thereon. The credit line was closed at such time.

NOTE G   EQUITY

On April 21, 1998, the Company approved an increase in the Company's authorized common stock from 5,000 common shares to 10,000,000 common shares and forward split the existing shares outstanding at a ratio of 2,000 to 1. This caused the outstanding common shares to increase from 3,400 common shares to 6,800,000 common shares during the year ended June 30, 1998.

Also on April 21, 1998, the Company authorized a Regulation D Private Placement of 1,000,000 shares of its common stock at $1.00 per share. During the year ended June 30, 1999, the Company collected $60,000. During the year ended June 30, 2000, an additional amount of $815,000 was collected and $125,000 of the Company's common stock was exchanged for services and buildings and land as mentioned below.

During the year ended June 30, 2000, the Company purchased 8.124 acres of land and several buildings that is used as corporate office and warehouse space. The purchase price was $388,000 of which $288,000 was paid in cash and $100,000 worth of the Company's common stock was exchanged at a value of $1.00 per common share under the Company's private placement as mentioned above.

In January of 2000, the Company, through a majority vote, changed its authorized common stock to 100,000,000 shares. No preferred shares were authorized.

In accordance with the June 30, 2000 plan of reorganization described in Note A, the Company issued 1,000,000 shares of its common stock in exchange for valuable management services received relating to the merger and reorganization.

NOTE H   OPERATING LEASE

The Company formerly leased its corporate office and warehouse facilities in Botetourt County, Virginia under a cancelable month to month industrial operating lease. The end of the lease term actually occurred in July, 2000 with final payment made at such time. The Company terminated the lease by written notice. There are no future minimum annual commitments due to the month to month provisions of the lease and the Company terminated the operating lease upon relocating to another facility as explained in footnote G above. Rental payments and related expense for the years ending June 30, 2000 and June 30, 1999 were $20,800 and $17,400, respectively.

NOTE I   EARNINGS PER SHARE (EPS)

Statement of Financial Accounting Standard (SFAS) No.128 requires dual presentation of basic and diluted EPS with a reconciliation of the numerator and denominator of the EPS computations. Basic earnings per share amounts are based on the weighted average shares of common stock outstanding. If applicable, diluted earnings per share would assume the conversion, exercise, or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. Accordingly, this presentation has been adopted for the years presented. There were no adjustments required to net income for the years presented in the computation of diluted earnings per share. The basic and diluted weighted average shares outstanding for the period for the years ended June 30, 2000 and June 30, 1999 are as follows:

                                                      1999        2000
                                                      ----        ----
Weighted average outstanding common shares used
   for basic and diluted EPS                        6,802,466   7,445,279
                                                    =========  ==========